As filed with the Securities and Exchange Commission on April 28, 2000
                                             Registration No. 33-73520
                                                              811-8250

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
     Pre-Effective Amendment No.

     Post-Effective Amendment No.    7                              X
             and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

                        Amendment No.     8                         X
                   (Check appropriate box or boxes.)


                 LEXINGTON EMERGING MARKETS FUND, INC.
        -------------------------------------------------------
          (Exact name of Registrant as specified in Charter)

                        Park 80 West Plaza Two
                    Saddle Brook, New Jersey  07663
        -------------------------------------------------------
               (Address of principal executive offices)

            Registrant's Telephone Number:  (201) 845-7300

                        Lisa Curcio, Secretary
                 Lexington Emerging Markets Fund, Inc.
        Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
        -------------------------------------------------------
                (Name and address of agent for service)

                            With a copy to:
                         Carl Frischling, Esq.
                    Kramer, Levin, Naftalis & Frankel
                 919 Third Avenue, New York, NY 10022
        -------------------------------------------------------

It is proposed that this filing will become effective May 1, 2000 pursuant to Paragraph (b) of Rule 485.
        -------------------------------------------------------

The Registrant has registered an indefinite number of shares pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule
24f-2 Notice for the Registrant's fiscal year ending December 31, 1999 was filed on March 31, 2000.

                                                                     PROSPECTUS
                                                                    May 1, 2000


                     Lexington Emerging Markets Fund, Inc.

  P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663 201-
                                   845-7300

-------------------------------------------------------------------------------

       The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance
     Companies").

       Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policyholders. Shares of the Fund are not offered directly to the general public.

-------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved nor disapproved the shares of Lexington Emerging Markets Fund, Inc. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

-------------------------------------------------------------------------------

                              Risk/Return Summary
-------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVE

  The Lexington Emerging Markets Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies. The investment objective may not be changed without shareholder approval.

                              INVESTMENT STRATEGY

  The principal strategy of the Lexington Emerging Markets Fund (the "Fund") is to invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

  . Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco,
    Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

  . Asia: Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia,
    Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

  . Europe: Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece,
    Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

  . The Middle East: Israel, Jordan, Lebanon, Oman and Turkey;

  . Latin America: Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador,
    Mexico, Nicaragua, Peru and Venezuela.

  The Manager of the Fund considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

  The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

  The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

                                PRINCIPAL RISKS

  Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sharp or sudden decline in the share price of one of the companies in the Fund's portfolio. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of the countries political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                        BAR CHART AND PERFORMANCE TABLE

  The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (3/30/94) through 12/31/99. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  Fund performance figures in this bar chart do not reflect separate account fees charged by the insurance company, otherwise performance figures would be lower.


Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                1994    1995    1996    1997    1998    1999
                ----    ----    ----    ----    ----    ----
                0.76%  -3.93%   7.46% -11.81%  -27.95%  127.14%

                    Average Annual Returns Through 12/31/99

Lexington Emerging
Markets Fund                    127.14%         8.37%           7.37%

Morgan Stanley Emerging
Markets Free Index               66.41%         2.00%           2.07%

Morgan Stanley Capital
International (EAFE) Index       27.30%        13.15%          12.11%
-------------------------------------------------------------------------
                                1 Year         5 Year           Since
                                                              Inception
                                                              (03/30/94)
-------------------------------------------------------------------------
 During the six year period shown in the above graph chart, the Fund's highest quarterly return was 81.19% for the fourth quarter in 1999 and the Fund's lowest quarterly return was -27.08% for the third quarter in 1998.


                              RISKS OF INVESTING

Risks of Investing in Mutual Funds

  The following risks are common to all mutual funds and, therefore, applies to the Fund:

  . Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

  . Manager Risk. Fund management affects Fund performance. The Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.


Risks of Investing in Foreign Securities

  The following risks apply to all mutual funds that invest in foreign securities.

  . Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

  . Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's net asset value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the net asset value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

  . Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

  . Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

  The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets. The risks associated with trading in such markets include:

  . limited product lines;

  . limited markets or financial or managerial resources;

  . their securities may be more susceptible to losses and risks of bankruptcy;

  . their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

  . their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

Temporary Defensive Position

  When the Fund anticipates unusual market or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

     INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES

  The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund might be forced to sell securities at disadvantageous prices. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                            MANAGEMENT OF THE FUND

Investment Adviser

  Lexington Management Corporation ("LMC"), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Fund. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in LGAM, a Delaware corporation. LGAM has entered into an agreement with ReliaStar Financial Corporation ("ReliaStar") for ReliaStar to acquire LGAM. ReliaStar is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefit products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Completion of the acquisition is subject to customary conditions, including regulatory approvals and approval by LGAM shareholders. Subject to approval by the Fund's Directors and shareholders, the Fund will enter into a new investment advisory agreement with Pilgrim Investments, Inc., a subsidiary of ReliaStar. LMC advises private clients as well as the Lexington Funds. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Directors. The Fund pays LMC a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets for investment management services. For the year ended December 31, 1999, the Fund paid an investment advisory fee of $181,306.

Sub-Adviser

  Stratos Advisors, Inc. ("Stratos") is the sub-adviser of the Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management to the Fund, and receives a sub-advisory fee from LMC.

                              PORTFOLIO MANAGERS

  Alfredo M. Viegas. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager at Stratos. Mr. Viegas is responsible for macro asset allocation across developed and developing markets. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Prior to VZB, Mr. Viegas was an emerging markets strategist with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

  Mohammed Zaidi. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for technology specific stock selection. Mr. Zaidi is also a Portfolio Manager at VZB and has been since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

                          HOW FUND SHARES ARE PRICED

  How and when we calculate the Fund's price or net asset value ("NAV") determines the price at which an insurance company will buy or sell shares. The NAV of the Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value the Fund's total net assets by the total number of its shares then outstanding.

  As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Fund's officers, and by the Manager and the Board, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

  The Fund may invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities-- and their prices may fluctuate during periods when Fund shares cannot be bought, sold or exchanged.

  The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the NAV of Fund shares even without any change in the foreign currency denominated values of such securities.

  Because foreign securities markets may close before the Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect it's net asset value.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

  . Distributions are not guaranteed.

  . The Board of Directors has discretion in determining the amount and frequency of any distributions.

  . All dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

                       HOW TO PURCHASE AND REDEEM SHARES

  With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are purchased and redeemed at net asset value next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within three business days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange.

                       SHAREHOLDER SERVICING AGREEMENTS

  The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions ("Shareholder Servicing Agents") that provide administrative services for the Fund or that provide to contract holders and policyholders other services relating to the Fund. These services may include: sub-accounting services, answering inquiries of contract holders and policyholders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contract holders and policyholders regarding the Fund, and such other related services as the Fund or a contractholder or policyholder may request. The fees paid by the Fund for these services to use Shareholder Servicing Agents will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. LMC, at no additional cost to the Fund, may pay to Shareholder Servicing Agents additional amounts from its past profits. A Shareholder Servicing Agent may, from time to time, choose not to receive all of the fees payable to it.

                                  TAX MATTERS

  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the separate accounts of the Participating Insurance Companies.

  Shares of the Fund must be purchased through variable life insurance policies (the "Policies") or variable annuity contracts (the "Contracts"). As a result, it is anticipated that any dividend or capital gains distribution from the Fund and any proceeds from the redemption of the shares of the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. Withdrawals from Policies or Contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

  The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor also should review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

  THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.

Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information: You may obtain a copy of the SAI and the annual and semi-annual reports (free of charge) by calling Lexington Emerging Markets Fund, Inc. at (800) 526-0056 or (201) 845-7300. You may also obtain a copy of the SAI and the annual and semi-annual reports (for a fee) by contacting the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., 20549-6009 telephone 800-SEC-0330. You may also obtain this information by visiting the SEC's Worldwide Website at http://www.sec.gov. Investment Company Act File No. 811-8250.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                      Year ended December 31,
                               ----------------------------------------------
                                1999      1998      1997      1996      1995
                               -------   -------   -------   -------   ------
Net asset value, beginning of
 period....................... $  5.67   $  8.91   $ 10.11   $  9.38   $ 9.86
                               -------   -------   -------   -------   ------
Income (loss) from investment
 operations:
 Net investment income
  (loss)......................   (0.02)     0.06      0.03      0.02     0.09
 Net realized and unrealized
  gain (loss) on investments
  and foreign currencies......    7.20     (2.64)    (1.22)     0.71    (0.48)
                               -------   -------   -------   -------   ------
    Total income (loss) from
     investment operations....    7.18     (2.58)    (1.19)     0.73    (0.39)
                               -------   -------   -------   -------   ------
Less distributions:
 Distributions from net
  investment income...........   (0.04)    (0.04)    (0.01)       --    (0.09)
 Distributions from net
  realized gains..............      --     (0.62)       --        --       --
                               -------   -------   -------   -------   ------
    Total distributions.......   (0.04)    (0.66)    (0.01)       --    (0.09)
                               -------   -------   -------   -------   ------
Net asset value, end of
 period....................... $ 12.81   $  5.67   $  8.91   $ 10.11   $ 9.38
                               =======   =======   =======   =======   ======
    Total return..............  127.14 %  (27.95)%  (11.81)%    7.46 %  (3.93)%

Net assets, end of period
 (000's omitted).............. $38,803   $15,391   $24,052   $21,678   $7,815
Ratio to average net assets:
 Expenses, before
  reimbursement...............    1.70 %    2.08 %    1.91 %    2.23 %   4.09 %
 Expenses, net of
  reimbursement...............    1.70 %    2.08 %    1.84 %    1.64 %   1.32 %
 Net investment income (loss),
  before reimbursement .......   (0.25)%    0.84 %    0.18 %   (0.39)%  (1.45)%
 Net investment income
  (loss)......................   (0.25)%    0.84 %    0.26 %    0.20 %   1.33 %
Portfolio turnover rate.......  182.64 %  121.31 %  157.52 %   95.18 %  88.92 %

Investment Adviser
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
--------------------------------------------------------------------------------
STRATOS ADVISORS, INC.
Wall Street Tower, 20 Exchange Place, 52nd Floor

New York, N.Y. 10005

Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Transfer Agent
--------------------------------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
c/o National Financial Data Services
Lexington Funds
P.O. Box 419648
Kansas City, Missouri 64141-6648

Table of
Contents                                                                    Page
--------                                                                    ----
Investment Objective........................................................   2

Investment Strategy.........................................................   2

Principal Risks.............................................................   2

Bar Chart and Performance Table.............................................   3

Risks of Investing..........................................................   3

Interests of the Holders of Variable Insurance Contracts and Policies.......   4

Management of the Fund......................................................   4

Portfolio Managers..........................................................   5

How Fund Shares are Priced..................................................   5

Dividends and Capital Gain Distributions....................................   6

How to Purchase and Redeem Shares...........................................   6

Shareholder Servicing Agreements............................................   6

Tax Matters.................................................................   6

Financial Highlights........................................................   8

                                   LEXINGTON
                                   EMERGING
                                    MARKETS
                                  FUND, INC.

                           -------------------------
                             Investment Objective:
                          Long-term Growth of Capital
                           -------------------------

                                  Prospectus
                                  May 1, 2000

                              The Lexington Group
                                  of No-Load
                             Investment Companies

                                 LEXINGTON/SM/

                     LEXINGTON EMERGING MARKETS FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2000

  This Statement of Additional Information is not a prospectus. You should read it in conjunction with the current prospectus of Lexington Emerging Markets Fund, Inc. (the "Fund"), dated May 1, 2000 and any revisions to the prospectus which might occur from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West-Plaza Two, Saddle Brook, New Jersey 07663 or call the following number:
201-845-7300.

  Lexington Management Corporation is the Fund's investment adviser. Stratos Advisors, Inc. is the Fund's sub-adviser. Lexington Funds Distributor, Inc. is the Fund's distributor.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
History of the Fund........................................................   1

Investment Objective and Policies..........................................   1

Certain Investment Methods.................................................   1

Risk Considerations........................................................   2

Investment Restrictions....................................................   4

Management of the Fund.....................................................   6

Portfolio Transactions and Brokerage Commissions...........................  12

Determination of Net Asset Value...........................................  13

Capital Stock Structure....................................................  13

Tax Matters................................................................  14

Performance Calculation....................................................  15

Other Information..........................................................  15

Transfer Agent.............................................................  15

Custodian..................................................................  16

Counsel and Independent Auditors...........................................  16

Financial Statements.......................................................  17

                              HISTORY OF THE FUND

  Lexington Emerging Markets Fund, Inc. (the "Fund") is a diversified, open-end management investment company organized on December 27, 1993 as a corporation under the laws of the State of Maryland.

                       INVESTMENT OBJECTIVE AND POLICIES

  For a full description of the Fund's investment objective and policies, see the Prospectus under "Investment Objective and Policies".

                          CERTAIN INVESTMENT METHODS

  SETTLEMENT TRANSACTIONS--When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

  To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e., cash) basis or on a forward basis. In these transactions, the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

  Spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of those securities decline.

  PORTFOLIO HEDGING--Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between the foreign currencies and the United States dollar. When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year).

The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's investment adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

  FORWARD COMMITMENTS--The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. When the Fund engages in a forward commitment transaction, the custodian will set aside cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment in a separate account.

  COVERED CALL OPTIONS--Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only call options on securities it owns or has the right to acquire. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options.

                              RISK CONSIDERATIONS

  Investors should recognize that investing in securities of companies in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

FOREIGN CURRENCY CONSIDERATIONS

  The Fund's assets will be invested in securities of companies in emerging markets and emerging countries and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

  The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

INVESTMENT AND REPATRIATION RESTRICTIONS

  Some emerging countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

  In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, while the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

  Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

EMERGING COUNTRY AND EMERGING MARKET SECURITIES MARKETS

  Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the five day customary settlement time for United States securities.

  Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKET DEBT SECURITIES

  Emerging market debt securities or other debt securities in which the Fund may invest may consist of debt obligations rated below investment grade or non-rated securities comparable to below investment grade securities. Such lower-rated debt securities are considered highly speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities. The investment in emerging market debt securities is not a principal investment strategy for the Fund.

ECONOMIC AND POLITICAL RISKS

  The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

  With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgment in a court outside of the United States.

                            INVESTMENT RESTRICTIONS

  The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(b) more than 50% of the outstanding shares. Under these investment restrictions:

  (1)  The Fund will not issue any senior security (as defined in the 1940
       Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

  (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and
       (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest up to 5% of its total assets in reverse repurchase agreements.

  (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

  (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

  (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
       (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

  (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

  (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries for the purposes of this restriction. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

  (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present:
       Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

  (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

  (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

  (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

  (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

  (5) The Fund will not invest for the purpose of exercising control over or management of any company.

  (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

  (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

  The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                            MANAGEMENT OF THE FUND

INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

  Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 25, 1994, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated December 5, 1994 (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on December 6, 1994 and were last approved by the Board of Directors on November 29, 1999. LMC makes recommendations to the Fund with respect to its investments and investment policies.

  LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund reimburses LMC for its actual cost in providing such services, facilities and expenses.

  For its investment management services to the Fund, under its Advisory Agreement, LMC will receive a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. Advisory fees paid to LMC and expense reimbursements paid to the Fund are as follows:

                                         Advisory                                Expense
             Period                        Fee                                Reimbursement
             ------                      --------                             -------------
       1/1/97 to 12/31/97                $238,449                                $21,212
       1/1/98 to 12/31/98                $158,794                                  $0
       1/1/99 to 12/31/99                $181,306                                  $0

  LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. LMC may terminate this voluntary reduction at any time. Brokerage fees and commissions, taxes, interest and extraordinary expenses are not deemed to be expenses of the Fund for such reimbursement.

  LFD pays the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

  LMC has entered into a Sub-Advisory Agreement with Stratos Advisors, Inc. ("Stratos"). Stratos will provide the Fund with investment advice and assist in the management of the Fund's investment program. Stratos specializes in managing assets in emerging markets. Any investment program undertaken by Stratos as well as any other activities undertaken by Stratos on behalf of the Fund is as all times subject to the directives of the Board of Directors of the Fund.

  Stratos will receive, from LMC, monthly compensation equal to an annual rate of 35% of the management fee paid by the Fund, net of reimbursement and net of No Transaction Fee ("NTF") program fees not assumed by the Fund for the services and facilities furnished pursuant to its Sub-Advisory Agreement. For the year ended December 31, 1999, Stratos received $47,993 .

  The Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement are subject to annual approval by affirmative vote of the Fund's Board of Directors cast in person at a meeting called for such purpose, and a majority of the Directors who are not parties either to the Advisory Agreement, the Sub-Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement on 60 days written notice without penalty. Also, either the Fund or Stratos may terminate the Sub-Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. In addition, both the Advisory Agreement and the Sub-Advisory Agreement may be terminated by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days notice. All of the agreements mentioned above will terminate automatically in the event of assignment, as defined in the Investment Company Act of 1940.

  LMC is not liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey and Lavery, and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.

DIRECTORS AND OFFICERS OF THE FUND

  As of April 4, 2000, all officers and directors of the Fund as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

  The Fund's Directors and executive officers, their ages as of the Fund=s most recent fiscal year-end, their principal occupations and former affiliations are set forth below:

     Name                            Title       Experience Over Past 5 Years
     ----                            -----       ----------------------------
  +  S.M.S. CHADHA (62)            DIRECTOR   Secretary, Ministry of External
     3/16 Shanti Niketan,                     Affairs, New Delhi, India; Head
     New Delhi 21, India                      of Foreign Service Institute, New
                                              Delhi, India; Special Envoy of
                                              the Government of India;
                                              Director, Special Unit for
                                              Technical Cooperation among
                                              Developing countries, United
                                              Nations Development Program, New
                                              York

 *+  ROBERT M. DEMICHELE (55)      CHAIRMAN & Chairman and Chief Executive
     P.O. BOX 1515                 PRESIDENT  Officer, Lexington Management
     Saddle Brook, NJ 07663                   Corporation; President and
                                              Director, Lexington Global Asset
                                              Managers, Inc.; Chairman of the
                                              Board, Market Systems Research,
                                              Inc. and Market Systems Research
                                              Advisors, Inc.; Director,
                                              Chartwell Re Corporation,
                                              Claredon National Insurance
                                              Company, The Navigator's Group,
                                              Inc., Unione Italiana
                                              Reinsurance, Vanguard Cellular
                                              Systems, Inc. and Weeden & Co.;
                                              Vice Chairman of the Board of
                                              Trustees, Union College and
                                              Trustee, Smith Richardson
                                              Foundation

  +  BEVERLEY C. DUER (70)         DIRECTOR   Private Investor. Formerly
     340 East 72nd Street                     Manager, Operations Research
     New York, NY 10021                       Department, CPC International
                                              Inc.

 *+  BARBARA R. EVANS (39)         DIRECTOR   Private Investor, formerly
     5 Fernwood Road                          Assistant Vice President and
     Summit, NJ 07901                         Securities Analyst, Lexington
                                              Management Corporation.

 *+  RICHARD M. HISEY (41)         DIRECTOR & Executive Vice President (Mutual
     P.O. Box 1515                 VICE PRES. Funds), Chief Financial Officer,
     Saddle Brook, NJ 07663                   Managing Director and Director,
                                              Lexington Management Corporation;
                                              Chief Financial Officer, Vice
                                              President and Director, Lexington
                                              Funds Distributor, Inc.; Chief
                                              Financial Officer, Market Systems
                                              Research Advisors, Inc.;
                                              Executive Vice President (Mutual
                                              Funds) and Chief Financial
                                              Officer, Lexington Global Asset
                                              Managers, Inc.

     Name                             Title      Experience Over Past 5 Years
     ----                             -----      ----------------------------
  +  JERARD F. MAHER (54)           DIRECTOR   General Counsel, Federal
     300 Raritan Center Parkway                Business Center; Counsel, Ribis,
     Edison, NJ 08818                          Graham & Curtin.

  +  ANDREW M. MCCOSH (59)          DIRECTOR   Professor of the Organisation of
     12 Wyvern Park                            Industry and Commerce,
     Edinburgh EH92JY, Scotland                Department of Business Studies,
     U.K.                                      The University of Edinburgh,
                                               Scotland.

  +  DONALD B. MILLER (73)          DIRECTOR   Chairman, Horizon Media, Inc.;
     10725 Quail Covey Drive                   Trustee, Galaxy Funds; Director,
     Boynton Beach, Fl 33436                   Maguire Group of Connecticut;
                                               prior to January 1989,
                                               President, Director and C.E.O.,
                                               Media General Broadcast
                                               Services.

  +  ALLEN H. STOWE (62)            DIRECTOR   President, Dartmouth Co-
     3674 Fifth & Ocean Aves.                  operative Society Co., Inc.
     Normandy Beach, NJ 08739

 *   ALFREDO VIEGAS (31)            VICE PRES. Chief Executive Officer and
     Stratos Advisors, Inc.,        AND        Senior Portfolio Manager,
     Wall Street Tower              PORTFOLIO  Stratos Advisors, Inc. Senior
     20 Exchange Place, 52nd Fl.    MANAGER    Portfolio Manager and Partner,
     New York, NY 10005                        VZB Partners LLC. Prior to 1995,
                                               Vice President and Latin
                                               American Equity Strategist for
                                               emerging markets, Salomon Brothe

 *   MOHAMMED ZAIDI (30)            VICE PRES. Portfolio Manager, Stratos
     Stratos Advisors, Inc.,        AND        Advisors, Inc. Portfolio
     Wall Street Tower              PORTFOLIO  Manager, VZB Partners LLC. Prior
     20 Exchange Place, 52nd Fl.    MANAGER    to 1995, Chief Financial Officer
     New York, NY 10005                        and Partner, Paradigm Software,
                                               Inc.

 *+  LISA CURCIO (40)               VICE PRES. Senior Vice President and
     P.O. BOX 1515                  AND        Secretary, Lexington Management
     Saddle Brook, NJ 07663         SECRETARY  Corporation; Vice President and
                                               Secretary, Lexington Funds
                                               Distributor, Inc.; Secretary,
                                               Lexington Global Asset Managers,
                                               Inc.

 *+  RICHARD J. LAVERY, CLU, ChFC   VICE       Senior Vice President, Lexington
     (46) P.O. BOX 1515             PRESIDENT  Management Corporation; Vice
     Saddle Brook, NJ 07663                    President, Lexington Funds
                                               Distributor, Inc.

 *+  JANICE CARNICELLI (40)         VICE       Vice President, Lexington Funds
     P.O. BOX 1515                  PRESIDENT
     Saddle Brook, NJ 07663

 *+  CHRISTIE CARR-WALDRON (32)     TREASURER  Treasurer, Lexington Funds
     P.O. BOX 1515
     Saddle Brook, NJ 07663

 *+  CATHERINE DiFALCO (30)         ASSISTANT  Assistant Treasurer, Lexington
     P.O. BOX 1515                  TREASURER  Funds
     Saddle Brook, NJ 07663

     Name                            Title      Experience Over Past 5 Years
     ----                            -----      ----------------------------
 *+  SIOBHAN GILFILLAN (36)        ASSISTANT Assistant Treasurer, Lexington
     P.O. BOX 1515                 TREASURER Funds
     Saddle Brook, NJ 07663

 *+  SHERI MOSCA (36)              ASSISTANT Assistant Treasurer, Lexington
     P.O. BOX 1515                 TREASURER Funds
     Saddle Brook, NJ 07663

 *+  PETER CORNIOTES (37)          ASSISTANT Vice President and Assistant
     P.O. BOX 1515                 SECRETARY Secretary, Lexington Management
     Saddle Brook, NJ 07663                  Corporation; Assistant Secretary,
                                             Lexington Funds Distributor, Inc.

 *+  ENRIQUE FAUST (39)            ASSISTANT Assistant Vice President,
     P.O. BOX 1515                 SECRETARY Lexington Management Corporation
     Saddle Brook, NJ 07663

--------
* "Interested person" and/or "affiliated person" as defined in the Investment Company Act of 1940, as amended.
* Messrs. Chadha, Corniotes, DeMichele, Duer, Faust, Hisey, Lavery, Maher, McCosh, Miller, Stowe, Viegas and Zaidi, and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan and Mosca hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation or Lexington Funds Distributor, Inc. or Stratos Advisors, Inc. The Board of Directors met 5 times during the twelve months ended December 31, 1999, and each of the Directors attended at least 75% of those meetings.

REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

  Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S. and $6,000 per year for Directors living within the U.S. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves.

  Set forth below is information regarding compensation paid or accrued during the period January 1, 1999 to December 31, 1999 for each Director:


-----------------------------------------------------------------------------
                          Aggregate      Total Compensation      Number of
                      Compensation from    from Fund and     Directorships in
  Name of Director          Fund            Fund Complex        Fund Complex
-----------------------------------------------------------------------------
S.M.S. Chadha              $1,600              $24,006               15
Robert M. DeMichele           0                    0                 15
Beverly C. Duer            $1,946              $29,656               15
Barbara R. Evans              0                    0                 15
Richard M. Hisey              0                    0                  8
Jerard F. Maher            $1,488              $22,976               15
Andrew M. McCosh           $1,600              $24,006               15
Donald B. Miller           $1,600              $24,006               15
Frances Olmsted*           $1,463              $16,800              N/A
John G. Preston            $1,600              $24,006               15
Margaret W. Russell*       $1,243              $18,000              N/A
Philip C. Smith*           $1,326              $19,200              N/A
Allen H. Stowe             $1,600              $12,712               15
Frances A. Sunderland*     $1,246              $16,800              N/A
-----------------------------------------------------------------------------
* Retired


RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

  Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such

Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (I.E., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

  Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

  Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1999, the estimated credited years of service for Directors Chadha, Duer, Maher, McCosh, Miller and Stowe are 4, 21, 4, 4, 25, and 3, respectively.

                            Highest Annual Compensation Paid by all Funds
                         -----------------------------------------------------------------------------------
                         20,000                 25,000                 30,000                 35,000

       Years of
       Service                Estimated Annual Benefit Upon Retirement
       --------          -----------------------------------------------------------------------------------
         15              15,000                 18,750                 22,500                 26,250
         14               4,000                 17,500                 21,000                 24,500
         13              13,000                 16,250                 19,500                 22,750
         12              12,000                 15,000                 18,000                 21,000
         11              11,000                 13,750                 16,500                 19,250
         10              10,000                 12,500                 15,000                 17,500

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commissions than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in the relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

  Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for execution services alone, nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. For the year ended December 31, 1997, the Fund's portfolio turnover rate was 157.52% and the Fund paid $389,807 in brokerage commissions and of that amount, $27,606 was paid for with soft dollars. For the year ended December 31, 1998, the Fund's portfolio turnover rate was 121.31% and the Fund paid $184,623 in brokerage commissions and of that amount, $6,715 was paid for with soft dollars. For the year ended December 31, 1999, the Fund's portfolio turnover rate was 182.64% and the Fund paid $330,388 in brokerage commissions and of that amount, $84,877 was paid for with soft dollars.

                       DETERMINATION OF NET ASSET VALUE

  The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) on each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, King Holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.

                            CAPITAL STOCK STRUCTURE

  Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

DIVIDEND AND DISTRIBUTIONS

  The Fund's shareholders are entitled to such dividends or distributions as may declared from time to time by the Board of Directors. In the event of liquidation or dissolution of the Fund, the shareholders are entitled to receive the assets of the Fund less the liabilities allocated to the Fund.

VOTING, PREEMPTIVE AND REDEMPTION RIGHTS

  Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no Preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

  Shareholders are given certain voting rights. Each share of the Fund will be given one vote. Participating Insurance Companies provide variable annuity contract holders and variable life insurance policy holders the right to direct the voting of the Fund shares at shareholder meetings to the extent required by law.

  The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 10% of the Fund's outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist such shareholders in any such communication between shareholders and Directors.

                                  TAX MATTERS

  The following is only a summary of certain additional federal income tax considerations that are not described in the Prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

  The Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the segregated asset accounts ("Accounts") of certain life insurance companies ("Participating Companies") that hold its shares. In addition, if the Fund distributes annually to the Accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a variable annuity contract (a "Contract") or variable life insurance policy (a "Policy") when left to accumulate within such Contract or Policy.

  Section 817(h) of the Code requires that investments of an Account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the Contracts or Policies based on such account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which an Account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the Account for these purposes, but rather the Account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each Account of a Participating Company investing in the Fund will take into account its proportionate share of each of the assets of the Fund in determining whether it is adequately diversified under the Code and Regulations.

  For information concerning the federal income tax consequences to the holders of a Contract or Policy, such holders should consult the prospectuses for their particular Contract or Policy.

                            PERFORMANCE CALCULATION

  For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

  P(l+T) to the power of n = ERV
  Where: P = a hypothetical initial payment of $1,000
      T = average annual total return
      n = number of years (1, 5 or 10)
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

  The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index, the Dow Jones Industrial Average or the Morgan Stanley Capital International World Index, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund's total return for the one year, five year and since commencement (3/30/94) periods as of December 31, 1999 were 127.14%, 8.37% and 7.37%, respectively.

                               OTHER INFORMATION

  As of April 4, 2000, the following persons are known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the Fund: Aetna Life Insurance & Annuity, 151 Farmington Avenue, Hartford, CT 06156, 37%; Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, IL 60049, 33%; and Safeco Life Insurance Company, P.O. Box 34690, Seattle, WA 98124, 21%.

                                TRANSFER AGENT

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the transfer agent and dividend disbursing agent.

                                   CUSTODIAN

  Chase Manhattan Bank, N.A. 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as custodian for the Fund's portfolio securities and other assets, including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

                       COUNSEL AND INDEPENDENT AUDITORS

  Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 2000.

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Emerging Markets Fund, Inc.:

   We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Emerging Markets Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Emerging Markets Fund, Inc. as of December 31, 1999, the result of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                KMPG LLP

New York, New York
February 7, 2000

Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

 Number of                                                              Value
  Shares                           Security                           (Note 1)

--------------------------------------------------------------------------------
           COMMON STOCKS: 91.7%
           Australia: 0.4%
    50,000 Techniche, Ltd./1/ ....................................   $   171,764
                                                                     -----------
           Brazil: 2.8%
    20,000 Terra Networks, S.A./1/ ...............................     1,087,500
                                                                     -----------
           Czech Republic: 0.2%
    10,625 Central European Media Enterprises, Ltd./1/ ...........        72,549
                                                                     -----------
           Greece: 3.4%
    10,000 Antenna TV S.A. (ADR)..................................       175,000
    55,000 Hellenic Telecommunications Organization S.A. (ADR)....       656,563
    15,500 STET Hellas Telecommunications S.A. (ADR)/1/ ..........       470,812
                                                                     -----------
                                                                       1,302,375
                                                                     -----------
           Hungary: 3.1%
    30,000 Synergon Information Systems, Ltd. (GDR)/1/,/2/ .......       291,000
    20,000 Uproar, Ltd./1/ .......................................       928,131
                                                                     -----------
                                                                       1,219,131
                                                                     -----------
           India: 12.9%
    11,650 Hindalco Industries, Ltd. (GDR)........................       275,522
    20,000 Indian Hotels Company, Ltd. (GDR)/2/ ..................       193,500
     6,000 Infosys Technologies, Ltd. (ADR).......................     1,956,000
    15,000 Satyam Infoway, Ltd. (ADR)/1/ .........................     2,310,000
    50,000 Tata Engineering and Locomotive Company, Ltd. (GDR)....       268,750
                                                                     -----------
                                                                       5,003,772
                                                                     -----------
           Indonesia: 0.2%
    10,000 Gulf Indonesia Resources, Ltd./1/ .....................        81,250
                                                                     -----------
           Israel: 1.9%
    20,750 I.T. International Theatres, Ltd./2/ ..................       170,150
    16,500 Orckit Communications, Ltd./1/ ........................       568,734
                                                                     -----------
                                                                         738,884
                                                                     -----------
           Malaysia: 4.3%
   286,000 Resorts World Bhd......................................       820,368
   222,000 Telekom Malaysia Bhd...................................       858,789
                                                                     -----------
                                                                       1,679,157
                                                                     -----------
           Mexico: 4.7%
    35,000 Pepsi-Gemex S.A. (GDR) /1/ ............................       225,312
     6,665 TV Azteca S.A. de C.V. (ADR)/2/ .......................        59,985
   171,000 TV Azteca S.A. de C.V. (ADR)...........................     1,539,000
                                                                     -----------
                                                                       1,824,297
                                                                     -----------
           Pakistan: 0.7%
   600,000 Pakistan Telecommunications Company, Ltd. .............       250,988
                                                                     -----------

 Number of                                                             Value
  Shares                          Security                           (Note 1)

-------------------------------------------------------------------------------
           Philippines: 0.4%
 1,200,000 Music Corporation/1/ .................................   $   157,816
                                                                    -----------
           Portugal: 1.0%
    40,000 ParaRede, SGPS SA/1/ .................................       397,312
       100 PT Multimedia-Servicos de
            Telecomunicacoes e Multimedia SGPS SA/1/ ............         5,660
                                                                    -----------
                                                                        402,972
                                                                    -----------
           Russia: 0.9%
    11,800 Lukoil Holdings of Russia.............................       142,190
     2,900 Lukoil Holdings of Russia (ADR).......................       142,100
       750 Moscow Telephone Systems/1/ ..........................        63,519
                                                                    -----------
                                                                        347,809
                                                                    -----------
           Singapore: 4.2%
    27,900 Creative Technology, Ltd. ............................       505,749
   300,000 Dairy Farm International Holdings, Ltd./1/ ...........       270,000
    40,000 Singapore Press Holdings, Ltd.........................       866,744
                                                                    -----------
                                                                      1,642,493
                                                                    -----------
           South Africa: 7.3%
   227,453 Dimension Data Holdings, Ltd./1/ .....................     1,425,841
    80,000 Ixchange Technology Holdings, Ltd./1/ ................       337,797
 1,500,000 Paradigm Capital Holdings, Ltd./1/ ...................       155,907
   229,480 Primedia, Ltd.........................................       294,418
   184,140 Primedia, Ltd. (N shares).............................       227,277
   309,040 The Education Investment Corporation, Ltd. ...........       258,473
   632,800 Union Alliance Media, Ltd./1/ ........................       123,322
                                                                    -----------
                                                                      2,823,035
                                                                    -----------
           South Korea: 19.5%
     4,000 Cheil Jedang Corporation..............................       462,571
     5,000 Dacom Corporation.....................................     2,582,097
    40,000 Daewoo Securities Company.............................       453,743
    40,639 Hyundai Electronics Industries Company/1/ ............       864,583
     9,361 Hyundai Electronics Industries Company (Rights)/1/ ...       199,153
    19,477 Kumho Electric, Inc./1/ ..............................       622,411
     9,000 LG Information & Communication, Ltd...................     1,493,644
    20,000 LG Investment & Securities Company, Ltd...............       340,749
     4,462 LG Investment & Securities Company, Ltd.
            (Rights)/1/ .........................................        76,021
    30,000 Medison Company.......................................       438,294
     1,350 Telson Electronics Company, Ltd.......................        26,457
     4,618 Tongyang Merchant Bank Bond...........................         1,631
                                                                    -----------
                                                                      7,561,354
                                                                    -----------

Lexington Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)


  Number  of                                                           Value
    Shares                         Security                          (Note 1)
-------------------------------------------------------------------------------

             COMMON STOCKS (continued):
             Taiwan: 4.2%
    226,000  Mitac International Corporation.....................    $  346,750
    743,000  Picvue Electronics, Ltd.............................       895,866
    364,000  Taiwan Cement Corporation...........................       376,191
                                                                    -----------
                                                                      1,618,807
                                                                    -----------
             Thailand: 3.7%
    985,373  K.R. Precision Public
              Company, Ltd./1/ ..................................       740,832
  2,300,000  KGI Securities One Public Company, Ltd./1/ .........       336,660
     80,000  KGI Securities One Public Company, Ltd.
              (Warrants)/1/ .....................................         4,684
    702,000  Krung Thai Bank Public Company, Ltd./1/ ............       368,982
                                                                    -----------
                                                                      1,451,158
                                                                    -----------
             Turkey: 13.4%
 15,000,000  Akbank T.A.S. ......................................       442,650
 75,000,000  Dogan Yayin Holdings/1/ ............................     1,107,000
  8,500,000  Haci Omer Sabanci Holding A.S. .....................       493,935
 11,000,000  Netas Northern Electric Telekomunikasyon A.S........     1,461,020
  7,000,000  Vestel Elektronik Sanayi ve Ticaret A.S./1/ ........     1,678,670
                                                                    -----------
                                                                      5,183,275
                                                                    -----------
             United States: 1.2%
     25,000  IDT Corporation/1/ .................................       472,656
                                                                    -----------
             Venezuela: 1.3%
     20,000  Compania Anonima Nacional Telefonos de Venezuela
              (ADR)..............................................       492,500
                                                                    -----------
             TOTAL COMMON STOCKS
              (cost $23,314,689).................................    35,585,542
                                                                    -----------

 Number of Shares
        or                                                             Value
 Principal Amount                     Security                       (Note 1)
-------------------------------------------------------------------------------

                  PREFERRED STOCKS: 4.6%
                  Brazil: 4.6%
    22,000,000    Banco do Estado de Sao Paulo S.A. .............   $   785,053
        79,400    Tele Centro Oeste Celular
                   Participacoes S.A. (ADR)......................       516,100
        20,000    Telesp Participacoes S.A. (ADR)                       488,750
                                                                    -----------
                  TOTAL PREFERRED STOCKS
                  (cost $1,472,632)..............................     1,789,903
                                                                    -----------
                  U.S. GOVERNMENT OBLIGATION: 1.8%
    $4,101,000    U.S. Strip Bond, 0.00%, due 02/15/2027
                   (cost $837,827)...............................       710,539
                                                                    -----------
                  TOTAL INVESTMENTS: 98.1%
                  (cost $25,625,148+) (Note 1)...................    38,085,984
                  Other assets in excess of liabilities: 1.9%....       717,306
                                                                    -----------
                  TOTAL NET ASSETS: 100.0%
                  (equivalent to $12.81 per share on 3,030,300
                  shares outstanding)............................   $38,803,290
                                                                    ===========

--------
/1/Non-income producing security.
/2/Restricted security (Note 6).
ADR - American Depository Receipt.
GDR - Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $25,767,201.

                             ---------------------
At December 31, 1999, the composition of the Fund's net assets by industry concentration was as follows:

Banking............   4.1%
Capital Equipment..   0.7
Computer Software..   7.7
Consumer Non-
 durable...........   1.8
Electrical &
 Electronics.......  12.9
Energy Sources.....   0.9

Financial
 Services.........  3.5%
Health & Personal
 Care.............  1.1
Internet.......... 21.5
Materials.........  1.7
Media.............  9.7
Merchandising.....  0.7

Multi-Industry....      1.3%
Semiconductor.....      3.1
Services..........      5.5
Telecommunications..   20.1
Other Assets......      3.7
                      ------
 Total Net
  Assets..........    100.0%
                      ======

   The Notes to Financial Statements are an integral part of this statement.

Lexington Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets
Investments, at value (cost $25,625,148) (Note 1)................  $38,085,984
Cash.............................................................      916,294
Foreign currency, at value (cost $50,969) (Note 1)...............       51,402
Receivable for shares sold.......................................      180,011
Dividends and interest receivable................................       36,993
                                                                   -----------
   Total Assets..................................................   39,270,684
                                                                   -----------
Liabilities
Due to Lexington Management Corporation (Note 2).................       25,211
Payable for investment securities purchased......................       64,204
Payable for shares redeemed......................................      339,832
Accrued expenses.................................................       38,147
                                                                   -----------
   Total Liabilities.............................................      467,394
                                                                   -----------
Net Assets (equivalent to $12.81 per share on 3,030,300 shares outstanding) (Note 3)...........................................  $38,803,290
                                                                   ===========
Net Assets consist of:
Capital stock -- authorized 500,000,000 shares, $.001 par value
 per share ......................................................  $     3,030
Additional paid-in capital (Note 1)..............................   29,047,688
Accumulated net realized loss on investments and foreign currency
 transactions (Notes 1 and 7)....................................   (2,709,128)
Unrealized appreciation of investments and foreign currency
 translation of other assets and liabilities.....................   12,461,700
                                                                   -----------
   Total Net Assets..............................................  $38,803,290
                                                                   ===========

Lexington Emerging Markets Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income
 Dividends...........................................  $   240,412
 Interest............................................       90,370
                                                       -----------
                                                           330,782
 Less: foreign tax expense...........................       21,205
                                                       -----------
 Total investment income.............................               $   309,577
Expenses
 Investment advisory fee (Note 2)....................      181,306
 Custodian expenses..................................       66,450
 Professional fees...................................       32,895
 Printing and mailing expenses.......................       23,483
 Directors' fees and expenses........................       18,500
 Accounting expenses (Note 2)........................       14,504
 Computer processing fees............................        9,297
 Transfer agent expenses.............................        5,368
 Registration fees...................................        1,556
 Amortization of deferred organization costs
  (Note 1)...........................................        1,098
 Other expenses......................................        8,265
                                                       -----------
 Total expenses......................................                   362,722
                                                                    -----------
 Net investment loss.................................                   (53,145)
Realized and Unrealized Gain on Investments (Note 4)
Net realized gain (loss) on:
 Investments.........................................    4,984,384
 Foreign currency transactions.......................      (49,541)
                                                       -----------
  Net realized gain..................................                 4,934,843
Net change in unrealized appreciation (depreciation)
 of:
 Investments.........................................   16,343,696
 Foreign currency translation of other assets and
  liabilities........................................       (4,621)
                                                       -----------
  Net change in unrealized appreciation..............                16,339,075
                                                                    -----------
Net realized and unrealized gain                                     21,273,918
                                                                    -----------
Increase in Net Assets Resulting from Operations.....               $21,220,773
                                                                    ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Emerging Markets Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

                                                          1999         1998
                                                       -----------  -----------
Operations:
Net investment income (loss).........................  $   (53,145) $   156,591
Net realized gain (loss) from investments and foreign
 currency transactions...............................    4,934,843   (6,978,668)
Net change in unrealized appreciation of investments
 and foreign currency translation....................   16,339,075      798,531
                                                       -----------  -----------
  Net increase (decrease) in net assets resulting
   from operations...................................   21,220,773   (6,023,546)
                                                       -----------  -----------
Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment
 income..............................................     (114,959)     (91,329)
Distributions to shareholders from net realized gains
 from security transactions..........................       --       (1,470,030)
                                                       -----------  -----------
  Decrease in net assets from distributions..........     (114,959)  (1,561,359)
                                                       -----------  -----------
Capital Share Transactions: (Note 3)
Proceeds from sale of shares.........................   24,790,180   10,869,701
Reinvested dividends.................................      114,964    1,561,356
Cost of shares redeemed..............................  (22,598,507) (13,507,774)
                                                       -----------  -----------
  Net increase (decrease) in net assets from capital
   share transactions................................    2,306,637   (1,076,717)
                                                       -----------  -----------
Net increase (decrease) in net assets................   23,412,451   (8,661,622)
Net Assets:
Beginning of period..................................   15,390,839   24,052,461
                                                       -----------  -----------
End of period (including undistributed net investment
 income of $0 and $114,759 in 1999 and 1998,
 respectively) (Note 1)..............................  $38,803,290  $15,390,839
                                                       ===========  ===========

  The Notes to Financial Statements are an integral part of these statements.
-------------------------------------------------------------------------------
Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington Emerging Markets Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

  Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

1. Significant Accounting Policies (continued)

securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

  Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1999.

  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

  Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

  Deferred Organization Expenses Organization expenses aggregating $22,290 have been fully amortized as of March 31, 1999.

  Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.85% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Stratos Advisors, Inc. ("Stratos") under which Stratos provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Stratos, LMC pays Stratos a monthly sub-advisory fee at an annual rate of 0.35% of the Fund's average daily net assets. For 1999, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1999.

The Fund reimburses LMC for certain expenses, including accounting costs of $14,504, which are incurred by the Fund, but paid by LMC.

3. Capital Stock

Transactions in capital stock were as follows:

                                               Year ended
                                December 31, 1999        December 31, 1998
                              -----------------------  -----------------------
                                Shares      Amount       Shares      Amount
                              ----------  -----------  ----------  -----------
Shares sold.................   3,160,008  $24,790,180   1,576,623  $10,869,701
Shares issued on
 reinvestment of dividends..      15,515      114,964     314,789    1,561,356
                              ----------  -----------  ----------  -----------
                               3,175,523   24,905,144   1,891,412   12,431,057
Shares redeemed.............  (2,859,941) (22,598,507) (1,877,437) (13,507,774)
                              ----------  -----------  ----------  -----------
Net increase (decrease).....     315,582  $ 2,306,637      13,975  $(1,076,717)
                              ==========  ===========  ==========  ===========

4. Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $40,753,772 and $37,469,216, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $14,900,092 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,581,309.

5. Investment and Concentration Risks

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

Lexington Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)


6. Restricted Securities

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

                                        Acquisition         Market  Percent of
                Security                   Date     Shares   Value  Net Assets
                --------                ----------- ------ -------- ----------
Indian Hotels Company, Ltd. (GDR)......  07/16/99   20,000 $193,500   0.50%
I.T. International Theatres, Ltd.......  03/19/99   20,750  170,150   0.44
Synergon Information Systems, Ltd.
 (GDR).................................  04/23/99   30,000  291,000   0.75
TV Azteca S.A. de C.V. (ADR)...........  07/02/99    6,665   59,985   0.15
                                                           --------   -----
                                                           $714,635   1.84%
                                                           ========   =====

7. Federal Income Taxes--Capital Loss Carryforwards

Capital loss carryforwards/1/ available for Federal income tax purposes as of December 31, 1999 are approximately $2,567,078 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

/1/Temporary book-tax differences of $142,050 are the result of wash sales.

8. Tax Information (unaudited)

For the year ended December 31, 1999, the percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

      U.S. Treasury...................................................... 12.07%
      Federal Home Loan Bank.............................................  2.54
      Federal Home Loan Mortgage Corporation.............................  2.54

Lexington Emerging Markets Fund, Inc.
Financial Highlights


Selected per share data for a share outstanding throughout the period:

                                           Year ended December 31,
                                  --------------------------------------------
                                   1999      1998      1997     1996    1995
                                  -------  --------  --------  ------- -------
Net asset value, beginning of
 period..........................  $ 5.67    $ 8.91    $10.11   $ 9.38  $ 9.86
                                  -------  --------  --------  ------- -------
Income (loss) from investment
 operations:
 Net investment income (loss)....   (0.02)     0.06      0.03     0.02    0.09
 Net realized and unrealized gain
  (loss) on investments and
  foreign currencies.............    7.20     (2.64)    (1.22)    0.71   (0.48)
                                  -------  --------  --------  ------- -------
Total income (loss) from
 investment operations...........    7.18     (2.58)    (1.19)    0.73   (0.39)
                                  -------  --------  --------  ------- -------
Less distributions:
 Distributions from net
  investment income..............   (0.04)    (0.04)    (0.01)   --      (0.09)
 Distributions from net realized
  gains..........................   --        (0.62)    --       --      --
                                  -------  --------  --------  ------- -------
Total distributions..............   (0.04)    (0.66)    (0.01)   --      (0.09)
                                  -------  --------  --------  ------- -------
Net asset value, end of period...  $12.81    $ 5.67    $ 8.91   $10.11  $ 9.38
                                  =======  ========  ========  ======= =======
Total return..................... 127.14%  (27.95)%  (11.81)%    7.46% (3.93)%
Ratio to average net assets:
 Expenses, before reimbursement..   1.70%     2.08%     1.91%    2.23%   4.09%
 Expenses, net of reimbursement..   1.70%     2.08%     1.84%    1.64%   1.32%
 Net investment income (loss),
  before reimbursement........... (0.25)%     0.84%     0.18%  (0.39)% (1.45)%
 Net investment income (loss).... (0.25)%     0.84%     0.26%    0.20%   1.33%
Portfolio turnover rate.......... 182.64%   121.31%   157.52%   95.18%  88.92%
Net assets, end of period (000's
 omitted)........................ $38,803   $15,391   $24,052  $21,678  $7,815

PART C.     OTHER INFORMATION
------      -----------------
Item 24.  Financial Statements and Exhibits - List
          ----------------------------------------
     The Annual Report for the year ending December 31, 1999 was filed electronically on February 28, 2000 (as form type N-30D).


   (a) Financial statements:
       ---------------------
       Report of Independent Auditors
       dated February 7, 2000

       Statement of Net Assets
       (including the Portfolio of
       Investments) at December 31, 1999

       Statement of Assets and
       Liabilities at December 31, 1999

       Statement of Operations
       for the year ended December 31, 1999

       Statement of Changes in Net Assets for
       the year ended December 31, 1999 and 1998

       Notes to Financial Statements


Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

    (1)    Includes the information required by Schedule I.

    (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

ITEM 24.    Financial Statements and Exhibits - List

(b) Exhibits:

1. Articles of Incorporation - Filed electronically on
   April 29, 1996 - Incorporated by reference

2. By-Laws - Filed electronically on 4/11/97 - Incorporated by reference

3. Not Applicable

4. Rights of Holders - Filed electronically on 4/24/98 -
   Incorporated by reference

5. Investment Advisory Agreement between Registrant and Lexington Management Corporation - Filed electronically on April 29, 1996 - Incorporated by reference

6. Distribution Agreement between Registrant and
   Lexington Funds Distributor, Inc. - Filed electronically on 4/11/97 - Incorporated by reference

7. Retirement Plan for Eligible Directors - Filed electronically
   On 4/24/98 - Incorporated by reference

8a. Custodian Agreement between Registrant and Chase
   Manhattan Bank, N.A. - Filed electronically on
   April 29, 1996 - Incorporated by reference

8b.Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company - Filed electronically on April 29, 1996 - Incorporated by reference

9. Form of Administrative Services Agreement between Registrant and Lexington Management
   Corporation - Filed electronically on April 29, 1996 -
   Incorporated by reference

10.Opinion of Counsel as to Legality of Securities being registered - Filed electronically on 4/24/98 - Incorporated by reference

11.Consents
   (a) Consent of Counsel                                Filed electronically
   (b) Consent of Independent Auditors                   Filed electronically

12.Not Applicable

13.Not Applicable

14.Not Applicable

15.Not Applicable

16.Performance Calculation - Filed electronically on 4/24/98 -
   Incorporated by reference

25.  Persons Controlled by or under Common Control with Registrant
     -------------------------------------------------------------
   Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

   See "Management of the Fund" in the Prospectus and Statement of Additional Information.


Item 26.  Number of Holders of Securities
          -------------------------------
   State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

   The following information is given as of April 16, 2000:

   Title of Class                              Number of Record Holders
   --------------                              ------------------------
   Capital Stock                                           17
   ($0.001 par value)


Item 27.  Indemnification
          ---------------
   State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

   Under the terms of the Maryland General Corporation Law, and the Company's By-Laws, the Company shall indemnify its officers to the same extent as its directors and to such further extent as the Company's Articles of Incorporation is consistent with law. The Company shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by the By-Laws shall continue as to a person who has ceased to be a director or officer and shall insure to the benefit of the heirs, executors and administrators of such a person. The By-Laws shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
   Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

   See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").


Item 29.  Principal Underwriters
          ----------------------
  (a)    Lexington Money Market Trust
         Lexington Growth and Income Fund, Inc.
         Lexington GNMA Income Fund, Inc.
         Lexington Global Income Fund
         Lexington Worldwide Emerging Markets Fund, Inc.
         Lexington Goldfund, Inc.
         Lexington Global Corporate Leaders Fund, Inc.
         Lexington Natural Resources Trust
         Lexington Corporate Leaders Trust Fund
         Lexington Silver Fund, Inc.
         Lexington International Fund, Inc.
         Lexington Emerging Markets Fund, Inc.
         Lexington Small Cap Asia Growth Fund, Inc.
         Lexington Troika Dialog Russia Fund, Inc.
         Lexington Global Technology Fund, Inc.
<

29 (b)

                      Position and Offices         Position and
Name and Principal    with Principal               Offices with
Business Address      Underwriter                  Registrant
------------------    --------------------         ------------

Peter Corniotes*      Assistant Secretary          Assistant Secretary

Lisa Curcio*          Vice President and           Vice President and
                      Secretary                    Secretary

Robert M. DeMichele*  Chief Executive Officer      Chairman of the
                      and Chairman                 Board and President
Richard M. Hisey*     Chief Financial Officer,     Vice President and
                      Vice President & Director    Treasurer

Richard Lavery*       Vice President               Vice President

Janice McInerney*     Assistant Treasurer          None



Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30.  Location of Accounts and Records
          --------------------------------
        With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

        The Registrant, Lexington Emerging Markets Fund, Inc. Park 80 West Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, City Center Square, 1100 Main, Kansas City, Missouri 64105.


Item 31.   Management Services
           -------------------
        Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

        None.


Item 32.   Undertakings
           ------------
        The Registrant, Lexington Emerging Markets Fund, Inc., undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.


      The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                               Registration No. 33-73520



                  Securities and Exchange Commission

                        Washington, D.C.  20549



                               Exhibits

                              Filed With

                               Form N-1A

                 LEXINGTON EMERGING MARKETS FUND, INC.

                             EXHIBIT INDEX


The following documents are being filed electronically as exhibits to this filing:


       Consent of Kramer, Levin, Naftalis & Frankel

       Consent of independent auditors for the inclusion of their report therein.

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has met all of the requirements for effectiveness of this amendments to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 28th day of April, 2000.


                            LEXINGTON EMERGING MARKETS FUND, INC.

                                /s/ Robert M. DeMichele
                            ________________________________________
                                 By Robert M. DeMichele
                                    Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                          Date

/s/ Robert M. DeMichele
__________________________    Chairman of the Board    April 28, 2000
Robert M. DeMichele           Principal Executive
                              Officer

/s/ Richard M. Hisey
__________________________    Principal Financial      April 28, 2000
Richard M. Hisey              and Accounting Officer
                              and Director

/s/ Lisa Curcio
__________________________    Principal Compliance     April 28, 2000
Lisa Curcio                   Officer


*SMS Chadha                   Director                 April 28, 2000
__________________________
 SMS Chadha


*Beverley C. Duer, P.E.       Director                 April 28, 2000
__________________________
 Beverley C. Duer, P.E.


*Barbara R. Evans             Director                 April 28, 2000
__________________________
 Barbara R. Evans

Signature                     Title                           Date

*Jerard F. Maher              Director                 April 28, 2000
_________________________
 Jerard F. Maher


*Andrew M. McCosh             Director                 April 28, 2000
_________________________
 Andrew M. McCosh


*Donald B. Miller             Director                 April 28, 2000
_________________________
 Donald B. Miller


*Allen H. Stowe               Director                 April 28, 2000
_________________________
 Allen H. Stowe




      /s/ Lisa Curcio
*By : ______________________
      Lisa Curcio
      Attorney-in-Fact